                                                                   Exhibit 10.27


                                                 SOFTWARE LICENSE ("AGREEMENT")
                                                   AGREEMENT # ________________
                                                        (to be completed by i2)



Customer Name:    WORLD COMMERCE ONLINE, INC. ("Customer")
                  9677 TRADEPORT DRIVE
                  ORLANDO, FLORIDA 32827



In accordance with the following terms and conditions, i2 Technologies, Inc. ("i2") with its office at 11701 Luna Road, Dallas, TX 75234, agrees to license the System (as defined in Section 1) and shall provide the Maintenance (as defined in Addendum A) to Customer. The effective date of this agreement (the "Agreement Date") is April 29 2000.

1. LICENSE GRANT AND USE. Subject to the terms and conditions of this Agreement, and payment of the appropriate license fees, i2 hereby grants to Customer a non-exclusive, non-transferable, license to use the machine readable version of the software as identified in the applicable Addendum hereto ("Licensed Software"), which i2 delivers to Customer and the user manuals and technical materials delivered to Customer (the "Documentation"), (the Licensed Software, and Documentation are collectively referred to herein as the "System") to process its data subject to the Site Location Users and/or Server (collectively defined in Section 1.2) and other restrictions, if any, as specified on the addenda attached to this Agreement. Use beyond the scope of the license granted therein is subject to additional fees and requires an amendment to this Agreement signed by both Customer and i2. Customer agrees to allow i2, with reasonable prior notice, to enter Customer's premises during normal business hours, or electronically access the System as installed at Customer's location, to verify Customer's compliance with this Agreement.

1.1 THIRD PARTY SOFTWARE. The Customer acknowledges that the System may include software which has been provided by third parties ("Third Party Software") and the licensor of any Third Party Software embedded in the System has a proprietary interest in such software. The license fees and costs associated with Third Party Software shall be borne by i2.

1.2      SITE, SERVER AND USER DEFINITIONS. [Reserved.]

1.3 RIGHT TO COPY SYSTEM. Customer may copy the System for archival and/or backup purposes only. Customer shall not otherwise, in whole or in part, sublicense, copy, rent, loan, transfer, modify, enhance, prepare derivatives of, decompile or reverse engineer the System or any copy of the System. Nothing in this Section 1.3 shall be deemed to limit Customer's use of the Licensed Software to support its business operations as a hosted service provider with respect to its global trade communities in the Agribusiness Products (as defined in Addendum A) industries as contemplated by the parties. Customer shall not, in whole or in part, copy the Documentation except as expressly permitted by this Agreement. Customer shall ensure that the proprietary, copyright, trademark and trade secret notices contained in or placed upon the System are affixed to the permitted copy in such manner and location as to give reasonable notice of the proprietary, copyright, trademark and trade secret rights of i2 or any third party from whom i2 has received distribution rights.

1.4 DOCUMENTATION RIGHTS. Subject to the terms and conditions of this Agreement, Customer shall receive one set of Documentation per Site Location at no additional cost. Customer may purchase additional sets of Documentation or the right to reproduce the Documentation for internal use only at the Site Locations identified in Addendum A. Additional Documentation rights, if any, purchased under this Agreement are identified in Addendum A.

2. CONFIDENTIALITY. Customer acknowledges that System is proprietary and confidential material of i2. Customer shall not disclose, provide or otherwise make available, the System or any other proprietary or confidential material of i2, in whole or in part, except to Customer's employees or subcontractors in the scope of their employment. Customer shall take appropriate action to satisfy its obligations under this Agreement with respect to the use, copying, protection and security of the System and all other proprietary or confidential material of i2 or its licensor. Customer shall not disclose the contents of this Agreement to any third party without the prior written consent of i2; provided, however, that Customer may disclose as much of this Agreement as is necessary to comply with the law and with the regulations of The Nasdaq National Market System or other exchange. Customer acknowledges that in the event of an actual or threatened violation of the foregoing provisions, i2 will not have an adequate monetary remedy and shall be entitled to seek immediate injunctive relief without any requirement to post bond, in addition to any other available remedies. Any information disclosed by Customer to i2 and identified by Customer as being confidential shall be subject to the same degree of security, protection and confidentiality as i2 uses to preserve information of a similar nature. Provisions of this Confidentiality paragraph shall survive termination or expiration of this Agreement.

3. MAINTENANCE. i2 reserves the right to alter its standard Maintenance Services policy from time to time using reasonable discretion. i2 shall provide Customer with sixty (60) days prior written notice of any material changes to the level of Maintenance Services. Maintenance Service are as outlined at www.support.i2.com.

4. CONSULTING AND TRAINING. i2 may, at Customer's request, provide consulting and training services, as described in the then current i2 Schedule of Prices, all as designated on Addendum B hereto ("Consulting"). The Consulting to be provided herein is designed to assist Customer in the use of the System in Customer's business and such services may be requested as needed by Customer thereafter. Customer shall reimburse i2 for all reasonable travel, living and delivery expenses incurred in rendering Consulting.

5. PAYMENT. Customer shall make all payments in US dollars. All payments shall be due within thirty (30) days of receipt by Customer of an invoice or as otherwise specified within this Agreement. Any amount not paid within fifteen
(15) days after the due date shall bear interest from the due date at the rate of the lower of one and one-half (1 1/2%) percent per month or as permitted by law. All costs of collection, including reasonable attorney's and expert's fees and costs of court, shall be paid by Customer.

6. TAXES. License fees and all other amounts mentioned in this Agreement do not include any sales, property, use, value added or ad valorem taxes, or any other taxes, based upon this Agreement, all of which shall be paid by Customer. In the event i2 is required to pay such taxes, Customer shall reimburse i2. Customer shall withhold foreign withholding taxes only as required by relevant local country tax law. Customer shall provide i2 with notice of withholding of any such tax payment. Customer shall not pay for taxes on i2's net income and sales and use taxes for which Customer has provided a valid tax exemption certificate within sixty (60) days of the Agreement Date.

7. TERM AND TERMINATION. This Agreement shall be terminable three (3) years after the Agreement Date; provided that, unless the parties hereto agree to terminate this Agreement at the end of such term, this Agreement shall continue in full force and effect for up to two (2) successive three-year terms. In addition to i2's termination rights specified elsewhere in this Agreement, i2 may terminate this Agreement or any license granted under this Agreement if Customer (i) fails to pay any fees due under this Agreement and such failure is not cured within thirty (30) days written notice from i2, (ii) defaults under any Customer/third party agreement, providing for the finance by such third party to Customer, of any fees due from Customer under this Agreement or (iii) materially breaches its obligations to i2 pursuant to that certain Warrant Purchase Agreement dated as of the date hereof by and between i2 and Customer. i2 or Customer may terminate this Agreement or any license granted under this Agreement if the other party breaches any other provision of this Agreement for any reason, which breach has not been cured within thirty
(30) days of written notice. Customer shall be obligated to pay all charges which have accrued up to the date of termination. Upon termination for any reason, Customer's license shall be revoked and Customer's rights under the license shall cease. In the event of such termination, Customer shall immediately de-install the System and promptly return to i2 the System, any and all materials related to the System, and all proprietary and confidential information of i2 held by Customer. Customer shall provide a certificate of return. Those provisions of this Agreement which by their nature should survive termination or expiration shall remain in effect in the event of such termination or expiration. These provisions include, but are not limited to, Paragraphs 2, 8, 10, 11 and 12.

8. OWNERSHIP. All rights, title, and interest, including trademarks, patent rights, copyright interests, and other forms of intellectual property, in and to the System and any services provided hereunder (including any copies thereof) including any and all enhancements delivered to Customer herein, and materials or Consulting provided by i2 are the exclusive property of i2.

9. PUBLICITY. Within thirty (30) days of the Agreement Date, i2 may, at its option, upon Customers written approval, which will not be unreasonably withheld, issue a press release to the general public announcing the license of the System to Customer. In addition, upon Customers written approval, which shall not be unreasonably withheld, i2 shall be permitted to bring in potential i2 customers to Customer's Site Locations, provided such potential customers are not direct Customer competitors and provided i2 maintains confidentiality in accordance with Section 2 of this Agreement. The purpose is for Customer to explain why the System was selected and the System's anticipated benefits. Customer shall have the sole authority to determine the timing of each Site Location visit.

10. WARRANTY. i2 warrants to Customer that during the first eight (8) months following the Agreement Date ("Warranty Period"), the System furnished by i2 will function substantially in accordance with the Documentation delivered to Customer under this Agreement. If during the Warranty Period, the System does not function substantially in accordance with the Documentation, Customer shall promptly notify i2 in writing of any claimed deficiency. Provided that i2 determines that such deficiency exists and is i2's sole responsibility, i2 shall, within thirty (30) days, (a) correct such deficiency;
(b) provide Customer with a plan acceptable to Customer for correcting the deficiency; or (c) upon i2's determination that neither (a) nor (b) can be accomplished, then i2 may terminate the license. If this license is terminated under the provision of this Paragraph, Customer shall de-install the System and return all copies of the System to i2. Upon return of the System, i2 shall refund any license fees paid to i2 under this Agreement, including the return of the Warrant executed by Customer pursuant to the terms of that certain Warrant Purchase Agreement by and between i2 and Customer (the "Customer Securities"). The preceding shall constitute i2's entire liability and Customer's exclusive remedy for breach of the warranty set forth herein.

10.1. WARRANTY LIMITATIONS. i2 MAKES NO OTHER WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO, MERCHANTABILITY, SUITABILITY, OR FITNESS FOR A PARTICULAR PURPOSE. i2 DOES NOT WARRANT THAT THE LICENSED SOFTWARE WILL MEET CUSTOMER'S REQUIREMENTS OR OPERATE IN THE COMBINATIONS WHICH MAY BE SELECTED

FOR USE BY CUSTOMER, OR THAT THE OPERATION OF THE LICENSED SOFTWARE WILL BE UNINTERRUPTED OR ERROR FREE.

11. LIMITATION ON LIABILITY. THE PARTIES HAVE NEGOTIATED THIS AGREEMENT WITH DUE REGARD FOR CUSTOMER'S BUSINESS RISK ASSOCIATED WITH ITS USE OF LICENSED SOFTWARE. IN ANY EVENT, EITHER PARTY'S LIABILITY FOR DAMAGES UNDER THIS AGREEMENT SHALL NOT EXCEED THE VALUE OF THE CUSTOMER SECURITIES ON THE AGREEMENT DATE (AS SET FORTH ON ADDENDUM A), AND ANY LIABILITY THAT i2 MAY INCUR MAY BE SATISFIED IN FULL BY THE RETURN TO CUSTOMER OF SUCH SECURITIES. IN NO EVENT SHALL EITHER PARTY OR THE LICENSOR OF ANY THIRD PARTY SOFTWARE EMBEDDED IN THE SYSTEM BE LIABLE FOR LOST PROFITS OR OTHER INCIDENTAL, SPECIAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

12. INDEMNIFICATION. i2 represents that, to the best of i2's knowledge, as of the Agreement Date, it is the owner or licensee of the System, that it has the right to grant the license set forth in this Agreement, and that Customer's use of the System in accordance with the terms of this Agreement do not infringe upon any third party's copyright, patent or trade secret. i2 shall indemnify and hold Customer harmless against liability to third parties (only for liability solely the fault of i2) arising from the violation of any third party's trade secrets, proprietary rights, copyright or patent rights in connection with the use by Customer of the System (a) as delivered by i2 to Customer herein or as modified by i2 (but not Customer) and (b) in accordance with the Documentation and this Agreement, provided that (i) i2 shall have the right to conduct any defense and/or settlement in any such third party action arising as described herein, (ii) Customer shall fully cooperate with such defense, and (iii) i2 receives prompt written notice from Customer. This indemnification is limited to the System delivered to Customer or as modified by i2 and does not cover third party claims arising from modifications not authorized by i2 or its licensor. i2 shall have no liability for any claim of infringement based on (a) use of other than a current release of the System if such infringement would have been avoided by use of a current release, or (b) use or combination of the System with non i2 software or data if such infringement would have been avoided by the use of the System without the use of other software or data.

12.1. If a third party's claims substantially interfere with Customer's use of the System or if i2 believes that a third party claim may substantially interfere with Customer's use of the System, i2, at its sole discretion, may
(a) replace the System, without additional charge, with a functionally equivalent and non-infringing product; (b) modify the System to avoid the infringement; (c) obtain a license for the Customer to continue use of the System and pay any additional fee required for such license: or (d) if none of the foregoing alternatives are commercially reasonable, i2 may terminate the license for the infringing software. In such event Customer shall de-install the infringing software and return all copies to i2. Upon return, i2 shall refund to Customer a prorated portion of the Customer Securities related to the infringing software. For every year following the Agreement Date, the refundable portion of the Customer Securities shall be reduced by 25%. The licensor of any Third Party Software is excluded from liability under this Agreement and Customer shall look solely to i2 for liabilities relating to the System. The Section 12 shall constitute i2's entire liability and Customer's exclusive remedy for a claim of infringement.

13. EXPORT OF SYSTEM. Customer agrees that it will not, directly or indirectly, export or reexport, or knowingly permit the export or re-export of, the System, or any technical information about the System, to any country for which the United States Export Administration Act, any regulation thereunder, or any similar United States law or regulation, requires an export license or other United States Government approval, unless the appropriate export license or approval has been obtained.

14. MISCELLANEOUS. This Agreement, including Addendum A, Addendum B, and Addendum C, attached hereto and made a part hereof, may be modified or amended only by a written instrument signed by duly authorized representatives of both Customer and i2. Customer may not, without the prior written consent of i2, assign or transfer this Agreement or any obligation incurred herein; provided that any factoring or assignment of receivables shall not be treated as an assignment for this purpose. Any attempt to do so in contravention of this Section shall be void and of no force and effect. The pre-printed terms and conditions of any purchase order or other ordering document issued by Customer in connection with this Agreement which are in addition to or inconsistent with the terms and conditions of this Agreement shall not be binding on i2 and shall not be deemed to modify this Agreement. No term or provision contained herein shall be deemed waived and no breach excused unless such waiver or consent shall be in writing and signed by i2. Neither party hereto shall be liable to the other for any failure, delay or interruption in the performance of any of the terms or conditions contained in this Agreement due to causes entirely beyond the control of that party, including, without limiting the generality of the foregoing, strikes, boycotts, labor disputes, embargoes, acts of God, acts of public enemy, acts of governmental authority, floods, riots or rebellion. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas. The parties agree that any action regarding this Agreement shall be brought exclusively in the state or federal courts located in the State of Texas. All notices which either party hereto is required or may desire to give the other herein shall be given by addressing the communication to the address set forth on the first page of this Agreement, and shall be given by certified or registered mail.

THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT, UNDERSTANDING AND REPRESENTATIONS, EXPRESSED OR IMPLIED, BETWEEN CUSTOMER AND i2 WITH RESPECT TO THE SYSTEM, CONSULTING AND MAINTENANCE TO BE FURNISHED HEREIN. THIS AGREEMENT SUPERSEDES ALL PRIOR COMMUNICATIONS BETWEEN THE PARTIES INCLUDING, BUT NOT LIMITED TO, COMMUNICATIONS WITH i2's SALES REPRESENTATIVES.

The prices specified in the Agreement assume acceptance by Customer of the terms and conditions set forth herein.

In the event of an inconsistency between the terms of this Agreement and the terms of the attached Addenda, the terms of the Addenda shall take precedence to the extent of the inconsistency.



Accepted:                                   Accepted:

CUSTOMER                                    I2 TECHNOLOGIES, INC.



Signed:  /s/ Mark E. Patten                 Signed:  /s/ Robert Donohoo
       ---------------------------------           -----------------------------------
       (Authorized Signature)                            (Authorized Signature)


Printed Name:  Mark E. Patten               Printed Name:  Robert Donohoo
             ---------------------------                 -----------------------------

Title: Chief Financial Officer              Title: Corporate Counsel
       ---------------------------------           -----------------------------------

SOFTWARE LICENSE
ADDENDUM A (CONTINUES ON NEXT PAGE)
LICENSED SOFTWARE

Customer Name:    WORLD COMMERCE ONLINE, INC. ("Customer")
                  9677 TRADEPORT DRIVE
                  ORLANDO, FLORIDA 32827

ATTACHED TO AND MADE PART OF THE SOFTWARE LICENSE AGREEMENT BETWEEN i2 AND CUSTOMER.

Licensed Software: The following software that is commercially available as of the date hereof:



RHYTHM SUPPLY CHAIN PLANNER BASE SERVER
Supply Chain Planner - User License (Type C)
Rhythm Supply Chain Planner Expansion Units
Rhythm Master Planner Extension
Rhythm Master Planner User License (Type C)
Rhythm Master Planner Optimizer
Rhythm Distribution Planner Extension
Rhythm Distribution Planner User License (Type C)
Rhythm Supply Chain Planner - Analyzer
Rhythm Supply  Chain Planner - Analyzer User License (Type B)
Rhythm Supply Chain Planner - Analyzer User License (Type D)
Analyzer Web Extension For Supply Chain Planner
Analyzer Web Extension For Supply Chain Planner User License (Type B)


RHYTHM DEMAND PLANNER BASE SERVER
Rhythm Demand Planner Expansion Units
Rhythm Demand Planner - User License (Type C)
Rhythm Demand Planner - Analyzer
Rhythm Demand Planner - Analyzer - User License (Type B)
Rhythm Demand Planner - Analyzer - User License (Type D)
Rhythm Demand Planner Extension
Analyzer Web Extension For Demand Planner
Analyzer Web Extension For Demand Planner - User License (Type C)

Inventory Planner Extension

Rhythm Customer Management Base Server
Rhythm Customer Management User Fee Per Server (1000 User Sites)
Rhythm Marketing
Rhythm Promotion Planner

Rhythm Commerce
Rhythm Sales Pricer
Rhythm Sales Configuration


SOFTWARE LICENSE
ADDENDUM A (CONTINUES ON NEXT PAGE)
LICENSED SOFTWARE

Customer Name:    WORLD COMMERCE ONLINE, INC. ("Customer")
                  9677 TRADEPORT DRIVE
                  ORLANDO, FLORIDA 32827

ATTACHED TO AND MADE PART OF THE SOFTWARE LICENSE AGREEMENT BETWEEN i2 AND CUSTOMER.

Rhythm Application Author
Rhythm Sales Maintenance
Rhythm Sales Administration
Rhythm Sales Pricer Maintenance
Rhythm eBusiness Framework (Ref)


COLLABORATION PLANNING
Collaboration Planner Base
Procurement Planning Extension
Demand Collaboration Extension
Global Procurement Manager Extension

LOGISTICS EXCHANGE
Transportation Manager
Transportation Optimizer
Carrier Bid Optimizer
Global Logistics Manager
Internet Fulfillment Server
Demand Fulfillment server
Vastera Import/Export Engine

Total License Fees                                          $6,574,000.00
Less 5% Discount                                            $  328,700.00
PAYMENT BALANCE                                             $6,245,300.00


Payment Schedule. The Payment Balance shall be satisfied by the Customer granting to i2 the Warrant and the Promissory Note (each as defined in that certain Warrant Purchase Agreement by and between the parties hereto). So long as the Royalty is being paid, i2 shall provide maintenance in accordance with its "Silver" maintenance plan (or its functional equivalent). Consulting fees, if any, shall be paid as set forth herein.

Additional License Restrictions: The license granted to Customer for use of the Licensed Software is limited to use only by Customer (which license may not be sublicensed or assigned, by operation of law or otherwise, without the written consent of i2) to directly facilitate, through its global trading communities, the purchase and sale of Agribusiness Products (as defined below). The Licensed Software may not be used in an environment that competes with i2 or any of its affiliates without the express written consent of i2, which consent will not be unreasonably withheld. For purposes of this Agreement, the term "Agribusiness Products" shall mean perishable agribusiness products and related farming products other than equipment.


SOFTWARE LICENSE
ADDENDUM A (CONTINUED)
LICENSED SOFTWARE

Customer Name:    WORLD COMMERCE ONLINE, INC. ("Customer")
                  9677 TRADEPORT DRIVE
                  ORLANDO, FLORIDA 32827

ATTACHED TO AND MADE PART OF THE SOFTWARE LICENSE AGREEMENT BETWEEN i2 AND CUSTOMER.

Royalty: In addition to the foregoing, i2 shall be entitled to an annual royalty (the "Royalty") of 5% of the gross revenues of Customer, determined in accordance with generally accepted accounting principles, consistently applied; provided, however, that (i) for the first year after the Launch Date (as defined below), the Royalty payable to i2 shall be no less than $500,000; (ii) for the second year after the Launch Date the Royalty payable to i2 shall be no less than $750,000; and (iii) after the second anniversary of the Launch Date, the annual minimum Royalty shall be $1,000,000. The Royalty shall be calculated on a quarterly basis and shall be due and owing within thirty (30) days after the end of each quarter with any shortfall with respect to the minimum amount due being paid within 30 days of the applicable anniversary date. For purposes of this paragraph, the "Launch Date" shall be the earlier of (i) September 14, 2000 or (ii) the date upon which a trading community using the Licensed Software becomes commercially available.

Instructions for Payments:


                                           FOR WIRE TRANSFERS - US              FOR WIRE TRANSFERS - NON-US
LOCKBOX ADDRESS:                           DENOMINATED ONLY:                    DENOMINATED ONLY:

i2 Technologies, Inc.                      i2 Technologies, Inc.                i2 Technologies, Inc.
P. O. Box 910371                           Account #32407006380                 Account #4311262398
Dallas, Texas 75391-0371                   Chase Bank Texas                     Wells Fargo Bank
                                           Dallas, Texas  75201                 Dallas, Texas 75202
FOR COURIER OR FED-EX                      ABA# 113000609                       ABA #121000248
DELIVERY TO LOCKBOX:                       SWIFT Code TCBKUS44

i2 Technologies, Inc.
Lockbox #910371
c/o Chase Bank Texas
717 N. Harwood Street, 6th Floor
Dallas, Texas 75201-6507





CUSTOMER                                    I2 TECHNOLOGIES, INC.


Signed:                                     Signed:
       ---------------------------------           -----------------------------------
            (Authorized Signature)                       (Authorized Signature)


Printed Name:                               Printed Name:
             ---------------------------                 -----------------------------

Title:                                      Title:
       ---------------------------------           -----------------------------------

SOFTWARE LICENSE
ADDENDUM B
CONSULTING AND TRAINING

Customer Name:    WORLD COMMERCE ONLINE, INC. ("Customer")
                  9677 TRADEPORT DRIVE
                  ORLANDO, FLORIDA 32827

ATTACHED TO AND MADE PART OF THE SOFTWARE LICENSE BETWEEN i2 AND CUSTOMER.


Consulting prices in effect as of the Agreement Date:

SIA Analysts                                                                       $10,000 p/wk
Executive Sponsor                                                                  $   500 p/h
Director, Customer Service Unit Manager                                            $   400 p/h
Program Manager                                                                    $   375 p/h
Sr. Solutions Architect, Sr. Modeling Specialist, Sr. Integration Specialist       $   350 p/h
Solutions Architect, Modeling Specialist, Integration Specialist                   $   325 p/h
Project Leader                                                                     $   300 p/h
Senior Consultant                                                                  $   275 p/h
Consultant                                                                         $   250 p/h

All Consulting prices do not include travel, living, or other incidental expenses. These expenses shall be reimbursed by Customer. All services are provided on a time and material basis and are charged portal to portal. Sales tax and import fees to be borne by Customers. i2 reserves the right to modify Consulting prices effective upon proper notification to Customer.

Contracting with third party provider for consulting services for implementation effort will be Customer`s responsibility unless indicated below.

Estimated Consulting:                                                                        Estimated Fees

Estimated Training:                                                                          Estimated Fees

Estimated Strategic Services:                                                                Estimated Fees
Strategic Impact Assessment (SIA)     A 2 week SIA to be completed approximately 9 to 12     $60,000
                                      months after the completion of the first Business
                                      Release

Training Fees in effect as of the Agreement Date:
Standard Training Fees represent one student spending one day in an i2 standard training class in an i2 training center. Private Training Fees represent one student spending one day in a private i2 training class offered to a single customer only and do not include instructor's travel, set up or living expenses. Customization Fees are charged for 5 person-days of customization effort. Customization is a required feature of private classes. Tuition for all classes must be remitted to i2 in advance in order for students to have a confirmed seat, and can be paid by company check or credit card.

Location                  Standard  Training  Fee    Private   Fee   per    Customization Fee
--------                  -----------------------    -------------------    -----------------
                          per person per day         person per day
                          ------------------         --------------
US & Canada                      $600                     $800                    $10,000
Latin America                    $480                     $640                    $ 8,000
Asia/Pacific                     $450                     $600                    $ 7,500
Japan                            $350                     $470                    $ 6,000
Europe                           $600                     $800                    $10,000
South Africa                     $300                     $400                    $ 5,000





CUSTOMER                                    I2 TECHNOLOGIES, INC.



Signed:                                     Signed:
       ---------------------------------           -----------------------------------
             (Authorized Signature)                      (Authorized Signature)


Printed Name:                               Printed Name:
             ---------------------------                 -----------------------------

Title:                                      Title:
       ---------------------------------           -----------------------------------

SOFTWARE LICENSE
ADDENDUM C
ADDITIONAL TERMS

Customer Name:    WORLD COMMERCE ONLINE, INC. ("Customer")
                  9677 TRADEPORT DRIVE
                  ORLANDO, FLORIDA 32827

ATTACHED TO AND MADE PART OF THE SOFTWARE LICENSE BETWEEN i2 AND CUSTOMER.

1. Customer will place the i2 brand (as designated by i2) on the home pages of each of its service offerings. The logo and branding shall comply with Customer's and i2's trademark usage guidelines, will be Above the Fold (as defined below) and will demonstrate that all the Customer's content is powered by i2, and will include, at a minimum, a logo and the hyperlinked tagline "Powered by i2's TradeMatrix" that links to www.i2.com or such other website as i2 shall determine.

2. "Above the Fold" means situated within that portion of a page that is designed to be visible on a standard computer screen with a resolution of 800 pixels by 600 pixels without requiring the user to scroll horizontally or vertically through the page.

3. Customer agrees to allow i2 or its agent to perform reasonable and appropriate audits of Customer's books and records to insure compliance with the rights and obligations described herein and to verify the accuracy of calculations of payments due hereunder. Such audits shall not occur more than twice within a twelve (12) month period.

4.       Hosting services shall be provided by Customer.

5. For a period of six (6) months following the date hereof, i2 agrees not to develop and execute a "go to market" strategy with the following perishable goods exchanges that compete with Freshplex: (i) Buyproduce.com; (ii) Produceonline.com; (iii) DTN; and (iv) World of Fruit.




CUSTOMER                                    I2 TECHNOLOGIES, INC.



Signed:                                     Signed:
       ---------------------------------           -----------------------------------
            (Authorized Signature)                        (Authorized Signature)


Printed Name:                               Printed Name:
             ---------------------------                 -----------------------------

Title:                                      Title:
       ---------------------------------           -----------------------------------